Exhibit 10.22

General Electric Capital Corporation
401 Merritt Seven, First Floor
Norwalk, Connecticut  06851

July 8, 2008

James River Coal Company
901 E. Byrd Street, Suite 1600
Richmond, Virginia  23219
Attention: Samuel M. Hopkins II

Re: Consent

Ladies and Gentlemen:

Reference is hereby made to that certain Revolving Credit Agreement, dated as of February 26, 2007 (as it may be amended, restated, modified, supplemented or extended from time to time, including all exhibits and schedules thereto, or otherwise modified, the “Credit Agreement”), by and among JAMES RIVER COAL COMPANY, a corporation organized under the laws of Virginia (“JRCC”), and certain of JRCC’s Subsidiaries identified on the title and signature pages thereof, as borrowers (such Subsidiaries, together with JRCC, are referred to hereinafter each individually as a “Borrower”, and collectively, jointly and severally, as the “Borrowers”), and the other credit parties thereto from time to time, as Guarantors (together, the Borrowers and Guarantors, the “Credit Parties”), the lenders party hereto from time to time (the “Lenders”), GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”), a corporation formed under the laws of Delaware, as co-lead arranger and as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, the “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, the “Collateral Agent”),with MORGAN STANLEY SENIOR FUNDING, INC., having acted as co-lead arranger for the Lenders with GECC.  Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

The Borrowers have requested that the Administrative Agent and the undersigned Lenders consent to (a) JRCC’s issuance and/or sale of shares of JRCC common stock (the “Cheyenne Equity Issuance”), as part of the purchase price under that certain Asset Purchase Agreement, dated as of the date thereof, by and among JRCC, Leeco, Inc., a Kentucky corporation, as buyer, Cheyenne Resources, Inc., a Kentucky corporation, as seller, and the stockholders signatory thereto (the “Cheyenne Asset Purchase Agreement”) relating to the acquisition of certain assets pursuant to the Cheyenne Asset Purchase Agreement (the “Cheyenne Acquisition”); (b) JRCC’s issuance and/or sale of shares of JRCC common stock (each an “Equity Issuance”) in an aggregate amount not to exceed $150,000,000 for all such Equity Issuances after the date hereof, under the Shelf Registration and any amendment, increase and/or replacement to such Shelf Registration; and (c) the prepayment of certain Term Loan Obligations under the Term Credit Agreement and/or Senior Notes with the Net Offering Proceeds of any such Equity Issuance (other than the Cheyenne Equity Issuance).  Section 9.05 of the Credit Agreement prohibits the Borrowers from (1) issuing equity in connection with the acquisition contemplated under the Cheyenne Asset Purchase Agreement, and (2) conducting Equity Issuances for purposes of prepaying Term Loan Obligations under the Term Credit Agreement or Senior Notes without the consent of the Administrative Agent and the Required Lenders.  Section 9.02 of the Credit Agreement prohibits the Borrowers from prepaying any (x) Term Loan Obligations unless on a pro forma basis after giving effect to such prepayment the Credit Parties shall have Availability in excess of twenty million Dollars ($20,000,000) and (y) principal of the Senior Notes (except pursuant to a Permitted Refinancing), in each case, without the consent of the Administrative Agent and the Required Lenders.

Notwithstanding the restrictions contained in Sections 9.02 and 9.05 of the Credit Agreement, the Administrative Agent and the undersigned Lenders hereby consent to the Cheyenne Equity Issuance and Equity Issuances under the Shelf Registration; provided that at least fifty percent (50%) of the Net Offering Proceeds of any Equity Issuance (other than the Cheyenne Equity Issuance) shall be, upon receipt, segregated into a Cash Management Account and offered as a prepayment to the Term Lenders (the “Equity Repayment”).  In the event any Term Lender does not accept its pro rata share of such Equity Prepayment, such Term Lender’s pro rata share of the Equity Repayment may be retained by JRCC, or used by the Borrowers for any corporate purpose (including, without limitation, to prepay the Senior Notes).  Notwithstanding the foregoing, no prepayment of Indebtedness, other than the Obligations and the Term Loan Obligations, shall be permitted if, after giving effect to such prepayment on a pro forma basis, any Default or Event of Default shall have occurred.

The Administrative Agent and the Lenders hereby agree that the Cheyenne Acquisition shall not be deemed to constitute a Capital Expenditure under the Credit Agreement solely for the purpose of calculating compliance under Section 10.03 of the Credit Agreement.

The Borrowers and Guarantors hereby represent that the Cheyenne Equity Issuance, the Cheyenne Acquisition, any Equity Issuance under the Shelf Registration and any other transaction contemplated thereby (including the financing thereof) do not and will not contravene any Material Contract, any Coal Supply Agreement or Mining Permit, or any other agreement between the Borrowers or Guarantors and any third party, and will not require any waiver, consent, approval or authorization under any Material Contract that has not been obtained.

The Borrowers and Guarantors hereby agree to promptly take any action and execute and deliver any such documents as may be required under Sections 8.07 and 8.08 of the Credit Agreement to obtain and perfect the Collateral Agent’s first-priority Liens (subject to the Intercreditor Agreement) on the assets acquired pursuant to the Cheyenne Asset Purchase Agreement.

The effectiveness of this consent letter is subject to the following conditions: (i) that it shall be executed and delivered by the Administrative Agent, the Required Lenders, the Borrowers and the Guarantors; and (ii) that the Administrative Agent shall have received a copy of a consent letter, in form and substance satisfactory to the Administrative Agent, duly executed by the Term Loan Agent, the Required Lenders (as defined in the Term Credit Agreement), the Borrowers and the Guarantors.

None of the Administrative Agent or the Lenders shall have any obligation to issue any further consent, waiver or release with respect to the subject matter of this consent letter or any other matter.  Except as specifically provided above, nothing contained in this consent letter shall be deemed to be a waiver of, or shall in any way impair or prejudice, any rights of the Agent or the Lenders under the Credit Agreement or any other Loan Document.

This consent letter may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

THIS CONSENT LETTER SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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Kindly acknowledge your agreement with the terms of this consent letter by signing where indicated below and returning it to the Administrative Agent.

LENDER, ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ James DeSantis
Name: James DeSantis
Title: Duly Authorized Signatory

BORROWERS:

JAMES RIVER COAL COMPANY

By: /s/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P.

JAMES RIVER COAL SERVICE COMPANY

By: /s/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P.

LEECO, INC.

By: /s/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P.

TRIAD MINING, INC.

By: /s/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P.

TRIAD UNDERGROUND MINING, LLC

By: /s/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: Member

BLEDSOE COAL CORPORATION

By: /s/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P.

JOHNS CREEK ELKHORN COAL CORPORATION

By: /s/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P.

JAMES RIVER COAL SALES, INC.

By: /s/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P.

BLEDSOE COAL LEASING COMPANY

By: /s/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P.

BLUE DIAMOND COAL COMPANY

By: /s/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P.

MCCOY ELKHORN COAL CORPORATION

By: /s/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P.

GUARANTORS:

BDCC HOLDING COMPANY, INC.

By: /s/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P.

EOLIA RESOURCES, INC.

By: /s/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P.

SHAMROCK COAL COMPANY, INCORPORATED

By: /s/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P.

JOHNS CREEK COAL COMPANY

By: /s/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P.

JOHNS CREEK PROCESSING COMPANY

By: /s/ Samuel M. Hopkins II
Name: Samuel M. Hopkins II
Title: V.P.